SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) January 3, 1997


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




     Delaware                  0-16014                         23-2417713
  (State or other      (Commission File Number)              (IRS Employer
  jurisdiction of                                         Identification No.)
   incorporation)



                5West Third Street - PO Box 472, Coudersport,  PA 16915 (Address
                 of principal executive offices) (Zip Code)



           Registrant's telephone number, including area code (814) 274-9830










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Item 5.  Other Events

Olympus Communications, L.P. ("Olympus") is a joint venture limited partnership between a subsidiary of Adelphia Communications Corporation (the "Registrant") and subsidiaries of FPL Group. The Registrant is filing certain documents with regard to Olympus.


Item 7.  Financial Statements and Exhibits

Exhibit 10.01 Asset Purchase Agreement dated as of June 8, 1995 between Olympus Communications, L.P., a Delaware limited partnership, Fairbanks Communications, Inc., an Indiana corporation and Leadership Security Services, Inc., a Florida corporation.



                                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 3, 1997              ADELPHIA COMMUNICATIONS CORPORATION
                                   (Registrant)

                                   By:   /s/Timothy J. Rigas
                                            Timothy J. Rigas
                                   Executive Vice President, Treasurer
                                   and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.       Description

10.01 Asset Purchase Agreement dated as of June 8, 1995 between Olympus Communications, L.P., a Delaware limited partnership, Fairbanks Communications, Inc., an Indiana corporation and Leadership Security Services, Inc., a Florida corporation.